LEASE AGREEMENT


THIS LEASE AGREEMENT executed this 12th day of March, 1997, by and between FIVE K INVESTMENTS, A COLORADO GENERAL PARTNERSHIP (hereinafter called "Lessor"), and VARI-L COMPANY, INC., A COLORADO CORPORATION (hereinafter called ("Lessee"),

                           W I T N E S S E T H:

                                ARTICLE I.

                       GRANT OF DEMISED PREMISES AND
                     DESCRIPTION OF CONDITION THEREOF

     Section 1.01 Lessor, for and in consideration of the rents and additional rents hereinafter reserved and to be paid by Lessee and in further consideration of the satisfactory performance of the covenants and agreements hereinafter set forth to be kept and performed by Lessee, has granted, demised and leased and by these presents does GRANT, DEMISE AND LEASE unto the Lessee those certain premises situated in the City and County of Denver, State of Colorado, and more particularly described on Exhibit "A," attached hereto and incorporated herein by reference;

     TOGETHER WITH:

          A. All and singular appurtenances, rights, privileges and easements in any wise now or hereafter appertaining thereto;

          B. Any and all buildings, structures, improvements, fixtures and equipment presently constructed, erected and standing or which are hereafter constructed or erected on, above, or below the above-described property;

          C. All landscaping improvements now or hereafter appertaining thereto;

          D. All right, title and interest of Lessor in and to the land lying in the streets and roads in front of and adjoining the above-described property.

          Said property being hereinafter sometimes referred to as the "Demised Premises."

     Section 1.02  The foregoing demise is made subject to the following:

          A. All restrictions, regulations and statutes, and amendments and additions thereto, of any and all federal, state, county, city and township authorities having jurisdiction over the Demised Premises or any portion thereof;

          B. All covenants, restrictions, easements, reservations and agreements now recorded affecting the Demised Premises or any portion thereof;

          C. Building restrictions and regulations, zoning ordinances and regulations and any amendments thereto now in force and effect affecting the Demised Premises or any portion thereof; and

          D. All licenses, easements and rights, if any, acquired by any public service or public utility corporation or agency to maintain and operate lines, wires, cables, poles, pipes, valves and distribution boxes, in, over and upon the Demised Premises.

                                ARTICLE II.

                                   TERM

     Section 2.01  The term of this Lease shall be for a period of sixteen
(16) years ("Basic Term"), commencing on the first to occur of: (a) the date upon which Lessee takes occupancy of the Demised Premises for the purpose of conducting its business, or (b) ten (10) days following the date on which the Demised Premises are Ready for Occupancy, but in no event prior to September 1, 1997. "Ready for Occupancy," as used herein, shall mean the date that Lessor shall have completed Landlord's Work described in the Work Agreement, or, if Landlord's Work remains to be completed, that such work is dependent upon the progress and completion of Lessee's work, if any. The issuance of a Certificate of Occupancy by appropriate building departments by Lessor's architect shall control conclusively the date on which the Demised Premises are Ready for Occupancy. Within ten (10) days after the term has commenced, Lessee shall execute, if requested by Lessor in writing, and deliver to Lessor a written certificate in recordable form setting forth the commencement and expiration dates of the term and acknowledging that Lessor has completed all work required of it in the Work Agreement, or if not so completed, listing all exceptions then known by Lessee. Failure of Lessee to execute and deliver such certificate shall constitute an acceptance of the Demised Premises and an acknowledgment by Lessee that Lessor has fully satisfied its obligations set forth in the Work Agreement.

     Section 2.02 If, prior to commencement of the term of the Lease, Lessee uses or occupies the Demised Premises or any part thereof with Lessor's prior written consent for the purpose of completing alterations to the Demised Premises, Lessee agrees to observe and perform all the provisions of this Lease except those which require payment of Rent; provided, however, if Lessee commences business in any part of the Demised Premises prior to commencement of the term, Lessee shall pay Lessor an Occupation Rent for each day prior to commencement of the term, calculated on the basis of the per diem rental and all other sums which would be due to Lessor from Lessee if the term had then commenced.

     Section 2.03 Lessee shall have the option to renew and extend the term of this Lease for two (2) additional periods of five (5) years each, the first period ("First Renewal Term") commencing on the expiration of the Basic Term, and the second period ("Second Renewal Term") commencing on the expiration of the First Renewal Term. The option for the First Renewal Term may be exercised only by delivery of written notice thereof to Lessor not less than twelve (12) months prior to the expiration of the Basic Term, and the option for the Second Renewal Term may be exercised only by providing such written notice within an identical period prior to the expiration of the First Renewal Term; provided, however, if at any time subsequent to delivery of such written notice with respect to either the First or Second Renewal Term, but prior to commencement of the renewal term to which such notice applies, Lessee shall be in default under this Lease, Lessor may, in its sole discretion, revoke and cancel Lessee's right to renew and extend the term of this Lease. Exercise of the option to renew for the first five (5) year period shall be a condition precedent to exercise of the option of the second five (5) year period. Throughout the renewal terms, all terms and conditions of this Lease shall remain in full force and effect, except that (a) there shall be no additional right to extend the term beyond the Second Renewal Term, and (b) Lessor shall provide no tenant finish work or credits in lieu thereof and Lessee shall accept the Demised Premises in their AS IS condition at the expiration of the Basic Term or First Renewal Term, as appropriate.

                               ARTICLE III.

                         CONSTRUCTION OF BUILDING

     Section 3.01 The obligation of Lessor to perform the work and supply materials and labor to prepare the Demised Premises for occupancy are set forth in detail in the Work Agreement attached hereto as Exhibit *----. Lessor shall expend the funds and do all acts required of it in the Work Agreement ("Landlord's Work").

     Section 3.02 At such time as Lessor has commenced construction of Landlord's Work, Lessor shall provide Lessee with written notice of commencement. If the written notice of commencement is not given by April 15, 1997 Lessee may at its option terminate this Lease by giving written notice of termination to Lessor at any time prior to the date on which Lessor commences construction. If the Demised Premises are not ready for occupancy by September 1, 1997, subject to extensions on account of delays due to weather, strike, or other matters outside the control of Lessor or acts of God, delays due to obtaining necessary permanent and construction financing (not to exceed sixty (60) days from September 1, 1997), but not including any delay which could be avoided by the payment of money and delays attributable to Lessee, Lessee may terminate this Lease by providing written notice of termination to Lessor within ten (10) days thereafter. Lessee's option to terminate shall constitute its sole remedy for Lessor's failure to commence or substantially complete construction within the times specified.

                                ARTICLE IV.

                                   RENT

     Section 4.01 Lessee agrees to pay to Lessor, promptly when due, without notice or demand and without deduction or set off of any amount for any reason whatsoever, as Minimum Rent for the Demised Premises the sum of Four Hundred Ninety-Four Thousand Four Hundred Forty-Two and No/100 Dollars ($494,442.00) per annum in equal installments of Forty-One Thousand Two Hundred Three and 50/100ths Dollars ($41,203.50) for each and every month during the term. Said Minimum Rent shall be payable in advance on the first day of each calendar month during the term.

     Section 4.02 In the event the term of this Lease commences on a day other than the first day of a calendar month, Lessee shall pay to Lessor on the first day of the term a sum determined by multiplying one-thirtieth (1/30th) of the monthly installment of Minimum Rent by the number of days in the first calendar month which are included in the term. The installment of Minimum Rent due for the last partial month of the term shall be similarly prorated.

     Section 4.03 Commencing on the sixth (6th) annual anniversary of the commencement date of this Lease and on every annual anniversary thereafter during the Basic Term and each Renewal Term ("Review Date"), the amount of the annual Minimum Rent shall be revised and recalculated to reflect the greater of (a) the annual Minimum Rent payable for the twelve (12) month period immediately preceding the subject Review Date or (b) the product obtained by multiplying the Annual Minimum Rent payable for the first twelve (12) month period of the term by a fraction, the numerator of which is the CPI-W for the month preceding the subject Review Date, and the denominator of which is the CPI-W for the month in which the commencement date occurred. For purposes of the section, the "CPI-W" shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers, All
Items Index (1982- 84=100), U.S. City Average, as established by the
United States Department of Labor, Bureau of Labor Statistics. If the CPI-W is not published for the specified months, but is published for the next preceding month, the CPI-W for the next preceding month shall be substituted. If at any time the CPI-W shall cease publication, or if in Lessor's reasonable opinion, it shall no longer reflect the increase in consumer prices, the Lessor and Lessee shall agree upon a substitute official index published by the Bureau of Labor Statistics, or successor or similar governmental agency, as may then be in existence, and shall be most nearly equivalent thereto. If the parties are unable to agree upon a successor index, they shall refer the choice of a successor index to arbitration in accordance with the rules of the American Arbitration Association.

     Section 4.04 All rental amounts payable hereunder, as well as all other amounts payable by Lessee to Lessor under the terms of this Lease, shall be paid at the office of Lessor set forth herein, or at such other place as Lessor may from time to time designate, in lawful money of the United States.

     Section 4.05 Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Demised Premises. Accordingly, if any Rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten
(10) days after said amount is due, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

                                ARTICLE V.

                             SECURITY DEPOSIT

     Section 5.01 Concurrently with Lessee's execution of this Lease, Lessee shall deposit with Lessor the sum of Eighty-One Thousand Two Hundred Three and No/100ths Dollars ($81,203.00), to be held by Lessor as security for the faithful performance of every provision of this Lease to be performed by Lessee. If Lessee defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Lessor may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default or to compensate Lessor of any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall, within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount, and Lessee's failure to do so shall be deemed a material breach of this Lease. Lessor shall not be required to keep the Security Deposit separate from its general funds and Lessee shall not be entitled to interest on said deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Lessee (or Lessee's assignee) at the expiration of the term and after Lessee has vacated the Demised Premises; however, in no event shall Lessor be under any obligation to return said deposit earlier than sixty (60) days after the expiration of the term.

                                ARTICLE VI.

                          USE OF DEMISED PREMISES

     Section 6.01 Except as may otherwise be permitted by the prior written consent of Lessor, Lessee shall use the Demised Premises and any buildings, structures, improvements, fixtures, or equipment now or hereafter constructed, erected or installed below or above the Demised Premises only as a light manufacturing facility and/or a warehouse and office which shall include the sale of all goods, wares and merchandise and the performance of such services as are incidental to such business and for no other purpose except related incidental uses and shall not under any circumstances use or occupy, nor permit or suffer the Demised Premises or buildings, structures, improvements, fixtures or equipment now or hereafter constructed, erected or installed on, below or above the Demised Premises or any part thereof to be used or occupied for any unlawful or illegal business, use or purpose, nor for any business, use or purpose which may be considered extra hazardous unless insurance covering any such hazard, satisfactory to Lessor and for the benefit of Lessor, is first provided and upon written consent of Lessor, nor in any such manner to constitute a nuisance of any kind, nor for any purpose or in any way in violation of any certificate of occupancy or the equivalent thereof, if any, or of any present or future governmental laws, ordinances, requirements, orders, directions, rules or regulations. No storage of any material outside of the buildings on the Demised Premises shall be allowed unless first approved by Lessor in writing, and then only in such areas as are designated by Lessor. Lessee shall indemnify and save harmless Lessor against and from all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims and demands, including reasonable counsel fees, arising out of, by reason of, or on account of, any violation of or default in the covenants of this article. No auction, fire or bankruptcy sales may be conducted on the Demised Premises without the prior written approval and consent of Lessor.

                               ARTICLE VII.

                          TAXES AND OTHER CHARGES

     Section 7.01 Subject to Section 7.03, Lessee agrees that it will pay directly to the taxing authority all real estate taxes, personal property taxes, privilege taxes, excise taxes, business and occupation taxes, gross sales taxes, occupational license taxes, assessments (including, but not limited to, assessments for public improvements or benefits) and all other governmental impositions and charges of every kind and nature whatsoever, which shall be imposed with respect to the Demised Premises, any personal property or fixtures located thereon and the ownership, leasing and operation thereof, which are attributable to the period included in the Demised Term. On or before the first day of each February after commencement of this Lease, Lessor shall advise Lessee of the amount of such real property taxes and Lessee shall make such tax payment at least fifteen (15) days prior to the date such taxes become delinquent and Lessee shall provide Lessor with evidence of payment prior to the date of delinquency.

     Section 7.02 Nothing in this Lease contained shall require the Lessee to pay any franchise, estate, inheritance, succession or transfer tax of the Lessor, or any income, excess profits or revenue tax or any other tax, assessment, charge or levy upon the rent payable by the Lessee under this Lease; provided, however, that if at any time during the Demised Term the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of any tax described in this article there shall be levied, assessed and imposed, a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received herefrom, or a license fee measured by the rent payable by Lessee under this Lease, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured or based, shall be deemed to be included within the term "tax" for the purposes hereof, to the extent that such tax would be payable if the Demised Premises were the only property of Lessor subject to such tax, and Lessee shall pay and discharge the same as herein provided in respect to the payment of taxes.

     Section 7.03 At Lessor's option and upon notice to Lessee, Lessee shall pay the taxes described above directly to Lessor's mortgagee in monthly installments determined by Lessor's mortgagee to be sufficient to pay the full amount of taxes when due.

                               ARTICLE VIII.

                                 INSURANCE

     Section 8.01 Lessee shall at all times during the term hereof, and at its own cost and expense, procure and continue in force the following insurance coverage:

          A. Fire and extended coverage insurance covering the Demised Premises and all of Lessee's property against loss or damage by fire and against loss or damage by other risks now or hereafter embraced by "Extended Coverage," vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage, together with an endorsement reflecting that loss rental insurance is in force, in an amount equal to full replacement value, to be readjusted annually. Lessor shall be named as an insured in all such policies.

          B. Comprehensive public liability insurance, including property damage and Workmen's Compensation insurance, insuring Lessor and Lessee against liability for accident, injury or casualty to persons or property occurring in, about, or adjacent to the Demised Premises or arising out of the ownership, maintenance, use or occupancy thereof, which policy shall be written on an "Occurrence Basis" with limits of not less than Two Million Dollars ($2,000,000.00) liability coverage and One Million Dollars ($1,000,000.00) property damage coverages or such greater amount as Lessor's mortgagee may require.

          C. If the Lessee uses in the Demised Premises any kind of steam or other high pressure boiler or other apparatus which presents any possibility of damage to the Demised Premises or the improvements of which the Demised Premises are a part or the life or limb of persons within such Demises Premises, Lessee agrees to carry appropriate boiler insurance in an amount satisfactory to Lessor to indemnify against any loss resulting from any explosion or other damage or liability.

          D. Any other form or forms of insurance as Lessor or its mortgagee may reasonably require from time to time in amounts and insuring against such risks as a prudent landlord would require.

     Section 8.02 All insurance required by virtue of this article shall be written with an insurance company licensed to do business within the State of Colorado and with an insurance company approved by the Lessor (which approval shall not be unreasonably withheld). Any deductible amount shall be subject to Lessor's prior written consent. The Lessee shall provide the Lessor with the original insurance policies or a Certificate of Insurance (with proof of payment of premium therefor), which shall provide that the insurance company shall give notice in writing to the Lessor thirty (30) days prior to cancellation, expiration or modification of such insurance for any reason whatsoever. Any policies (except liability insurance) shall provide by endorsement that any loss shall be payable to Lessor and Lessee, as their respective interests may appear, and shall name Lessor' mortgagee under a standard mortgagee endorsement. Liability policies shall name Lessor as an additional insured.

     Section 8.03 The Lessor and Lessee mutually release each other and waive all claims from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for whom such party may be responsible, to the extent such loss or damage is covered by insurance policies required to be carried hereunder. Parties agree that all applicable insurance policies shall include such a clause or endorsement, waiving rights of subrogation.

     Section 8.04 At Lessor's option and upon notice to Lessee, Lessee shall pay the insurance premium described above directly to Lessor's mortgagee in monthly installments determined by Lessor's mortgagee to be sufficient to pay the full amount of said premium when due.

                                ARTICLE IX.

                      APPLICABLE LAWS AND REGULATIONS

     Section 9.01 Throughout the Demised Term, Lessee shall, at the cost and expense of Lessee, observe and comply with all laws, requirements, rules, orders, ordinances and regulations of the city, county, state and federal governments, and of each and every department, bureau and duly authorized official thereof, and of the local Board of Fire Underwriters having jurisdiction, and of any successor or future governmental authority, department, bureau and duly authorized official thereof, corporation or other body or organization possessing similar authority and exercising similar functions, which laws, requirements, rules, orders, ordinances and regulations are now operative, or which at any time during the Demised Term may be operative, and in force and effect and applicable to the Demised Premises. Lessee shall, at its expense, make all capital improvements and alterations necessary to conform the Demised Premises to any changes in applicable laws which become effective subsequent to the Commencement Date of this Lease.

                                ARTICLE X.

                          REPAIRS AND MAINTENANCE

     Section 10.01 Throughout the Demised Term, Lessee shall, without any cost or expense to Lessor, take good care of and keep in good order and repair, or cause the same to be done, inside and out the Demised Premises, including all buildings and structures which are now or shall hereafter be constructed on, below, above or appurtenant to the Demised Premises, and all alterations, additions and improvements therein or thereto, and the roofs and foundations thereof, and all fixtures and appurtenances therein and thereto, and all equipment thereof, including but not limited to, all boilers, elevators, machinery, pipes, plumbing, wiring, gas, steam and electrical fittings, sidewalks, vaults, water, sewer and gas connections, heating equipment, air-conditioning equipment and machinery, and all other fixtures, machinery and equipment installed and owned by Lessee now or hereafter belonging to or connected with the Demised Premises or used in their operation; make all repairs inside and outside, ordinary and extraordinary, structural or otherwise, necessary to preserve the Demised Premises and the said buildings and improvements in good order and condition, which repairs shall be in quality and class at least equal to the original work; promptly pay or cause the payment of the expense of such repairs; suffer no waste or injury; keep the sidewalk, driveways, entrances and exits, curb and parking areas in good repair and reasonably free from snow, ice, dirt and rubbish; maintain and replace all landscaping, parking and other outside areas comprising the Demised Premises; give prompt notice to Lessor of any fire that may occur; make repairs and improvements to such buildings and structures and to restore the same after damage or destruction by fire or other casualty and risk or by partial condemnation; comply with all orders and requirements of any governmental authority applicable to such buildings and structures and outside areas and to any occupation thereof; and repair at or before the end of the Demised Term, all injury done by the installation or removal of furniture, trade fixtures and property. Lessee further agrees to return the Demised Premises to the Lessor, at the end of the Demised Term, in substantially as good condition as when received, except for usual and ordinary wear and tear. However, in no event will Lessee be responsible for the replacement of the roof after the Demised Term.

     Section 10.02 Lessee shall be responsible for the total operating costs incurred in operating the improvements on the Demised Premises and the costs of all maintenance and repairs, including, but not limited to, the costs and expenses incurred for maintenance, repairs, janitorial services, utilities, removal of snow, trash, rubbish, garbage and other refuse, supplies, depreciation on the machinery and equipment used in such maintenance and repairs, the cost of personnel to implement such services, maintenance and repairs, to direct parking and to police the Demised Premises.

     Section 10.03 When used in this Lease, the term "repairs" as applied to buildings, improvements, structures or equipment shall include replacements, restoration and/or renewals when necessary, as well as painting and decorating.

     Section 10.04 Lessee shall indemnify and save Lessor harmless against and from all costs, expenses, liabilities, losses, damages, suits, fines, penalties, claims and demands, including reasonable counsel fees, resulting from Lessee's failure to comply with the foregoing section and Lessee shall not call upon Lessor for any disbursement or outlay whatsoever in connection therewith and hereby expressly releases and discharges Lessor of and from any liability therefor.

     Section 10.05 Lessee shall permit Lessor and Lessor's authorized representatives to enter the Demised Premises and the buildings and improvements on or above the Demised Premises at all reasonable times during usual business hours for the purpose of inspecting the same and of making any necessary repairs to the Demised Premises and to such buildings and improvements and of performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority, or that may be necessary to prevent waste or deterioration in connection with the Demised Premises, which Lessee is obligated, but has failed, to make, perform or prevent, as the case may be. Nothing in this Lease shall imply any duty or obligation upon the part of Lessor to do any such work or to make any alterations, repairs (including, but not limited to, repairs and other restoration work made necessary due to any fire, other casualty or partial condemnation, irrespective of the sufficiency or availability of any fire or other insurance proceeds or any award in condemnation, which may be payable in respect thereof), additions or improvements to the Demised Premises or to the buildings and improvements on or above the Demised Premises of any kind whatsoever. The performance thereof by Lessor shall not constitute a waiver of Lessee's default in failing to perform the same.

                                ARTICLE XI.

                       PUBLIC UTILITIES AND SERVICES

     Section 11.01 Lessee agrees to pay or cause to be paid all charges for gas, water, sewer, electricity, light, heat, power, steam, air-conditioning, telephone or other communication service or other utility or service used, rendered or supplied to, upon or in connection with the Demised Premises or the buildings and improvements on or above or below the Demised Premises throughout the Demised Term and to indemnify Lessor and save it harmless against any liability or damages on such account.

     Section 11.02 Lessor shall not be liable for any damage, loss or expense incurred by Lessee by reason of any interruption or failure of the utilities and services provided to the Demised Premises unless caused by the willful misconduct or gross negligence of Lessor. Lessor may, with notice to Lessee, or without notice in case of emergency, cut off and discontinue utilities and services when such discontinuance is necessary in order to make repairs or alterations. No such action shall be construed as an eviction or disturbance of possession by Lessor, provided Lessor acts with due diligence in making such repairs and alterations. No discontinuance should be construed as a constructive or actual eviction nor should it cause an abatement of rent or operate to release Lessee from any of Lessee's obligations.

                               ARTICLE XII.

                          LIABILITY FOR OVERLOAD

     Section 12.01 Lessee shall be liable to Lessor for any damage to the Demised Premises from the movement of heavy articles. Lessee shall not unduly load or overload the floors or any part of the Demised Premises.

                               ARTICLE XIII.

                              GLASS AND DOORS

     Section 13.01 All glass and doors on the Demised Premises shall be the responsibility of the Lessee. Any replacement or repair shall be promptly completed at the expense of Lessee.

                               ARTICLE XIV.

                            HAZARDOUS MATERIALS

     Section 14.01 During the term of this Lease, Lessee shall comply with all Environmental Laws and Environmental Permits applicable to the operation or use of the Demised Premises, shall cause all other persons occupying or using the Demised Premises to comply with all such Environmental Laws and Environmental Permits, shall immediately pay all costs and expenses incurred by reason of such compliance, and shall obtain and renew all Environmental Permits required for operation or use of the Demised Premises. Lessee shall not generate, use, treat, store, handle, release or dispose of, or permit the generation, use, treatment, storage, handling, release or disposal, of Hazardous Materials on the Demised Premises, or transport or permit the transportation of Hazardous Materials to or from the Demised Premises, except for limited quantities used or stored at the Demised Premises and required in connection with the routine operation and maintenance of Lessee's business in the Demised Premises, and then only in compliance with all applicable Environmental Laws and Environmental Permits.

     Section 14.02  Lessee will immediately advise Lessor in writing of
any of the following:   any pending or threatened Environmental Claim
against Tenant relating to the Demised Premises; any condition or occurrence on the Demised Premises, of which Lessor has knowledge that results in noncompliance by Lessee with any applicable Environmental Law, or could reasonably be anticipated to form the basis of an Environmental Claim against Lessor and/or Lessor or the Demised Premises; and the actual or anticipated taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on the Demised Premises. All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Lessee's response thereto. In addition, Lessee will provide Lessor with copies of all communications regarding the Demised Premises with any government or governmental agency relating to Environmental Laws, all such communications with any person relating to Environmental Claims, and such detailed reports of any such Environmental Claim as may reasonably be requested by Lessor. At any time and from time to time during the term of this Lease, and at Lessee's sole cost and expense, Lessor or its agents may perform an environmental inspection of the Demised Premises, and Lessee hereby grants to Lessor and is agents access to the Demised Premises to undertake such an inspection upon reasonable notice.

     Section 14.03 Lessee agrees to defend, indemnify and hold harmless the Lessor, its officers, Managers, owners and agents ("Indemnitees") from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties (including, by way of illustration and not by way of limitation, civil fines), damages (including consequential and punitive damages), costs and expenses (including attorneys' fees and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Indemnitees directly or indirectly based on, or arising or resulting from the actual or alleged presence of Hazardous Materials on the Demised Premises, which is caused or permitted by Lessee and/or any Environmental Claim relating in any way to Lessee's operation or use of the Demised Premises. The provisions of this Section shall survive the expiration or sooner termination of this Lease. Notwithstanding the above, Lessee shall not be liable for Environmental Claims caused by materials used by Lessor in the original construction of the Demised Premises to the extent that such materials were Hazardous Materials at the time of the commencement of the Term.

     Section 14.04 Lessor agrees to defend, indemnify and hold harmless the Lessee, its officers, Managers, owners and agents ("Indemnitees") from and against all obligations (including removal and remedial actions), losses, claims, suits, judgments, liabilities, penalties (including, by way of illustration and not by way of limitation, civil fines), damages (including consequential and punitive damages), costs and expenses (including attorneys' fees and consultants' fees and expenses) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against such Indemnitees directly or indirectly based on, or arising or resulting from the actual or alleged presence of Hazardous Materials on the Demised Premises, which is caused or permitted by Lessor and/or any Environmental Claim relating in any way to Lessor's operation or use of the Demised Premises prior to the commencement of the Term. The provisions of this Section shall survive the expiration or sooner termination of this Lease.

     Section 14.05 (1) "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form, urea formaldehyde foam insulation, and radon gas; (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes, "restricted hazardous wastes," toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other substance exposure which is regulated by any governmental authority; (2) "ENVIRONMENTAL LAW" means any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or Hazardous Materials; (3) "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit, including without limitation (a) any and all Environmental Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and/or (b) any and all Environmental Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment; and (4) "ENVIRONMENTAL PERMITS" means all permits, approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

                                ARTICLE XV.

                 ALTERATIONS, ADDITIONS AND NEW BUILDINGS

     Section 15.01 Lessee agrees that it will not make any alterations which would change the character of the buildings, structures and improvements on the Demised Premises, or which would weaken or impair the structural integrity or lessen the value of said buildings, structures and improvements nor make any other alteration, addition, enlargement or improvement thereof where the estimated cost of such alteration, addition, enlargement or improvement is in excess of Ten Thousand Dollars ($10,000) without the prior written consent of Lessor.

     Section 15.02 Subject to the limitation contained in the foregoing section, Lessee may, at any time during the term of this Lease, at Lessee's own cost and expense, make or permit to be made any alteration, change or addition, of, in or to the Demised Premises, or any part thereof, subject, however, to the following conditions, each of which must be fully observed and performed by Lessee before the commencement of any work whatsoever, viz:

          A. That there is no existing and unremedied default under this Lease on the part of Lessee and of which Lessee has received notice of default under any of the terms, covenants and conditions herein on the part of the Lessee to be observed and performed.

          B. That the same shall be performed with diligence and in a first class, workmanlike manner.

          C. That Lessee shall have delivered to Lessor detailed plans and specifications for any alteration, change or addition whose estimated cost exceeds Ten Thousand Dollars ($10,000) and shall have obtained Lessor's written approval thereof, which approval shall not be unreasonably withheld, and the approval of any and all governmental authorities and departments having jurisdiction. If Lessor shall not have signified its disapproval and the specific reasons for such disapproval within thirty (30) days after delivery, the plans and specifications shall be deemed to have been approved by Lessor.

          D. That neither the Lessor nor the Demised Premises nor any building or improvement on or above the Demised Premises shall be subject to any mechanics' or materialman's charge, liability, claim or lien of whatsoever kind or nature by reason thereof.

          E. Lessee or Lessee's contractor shall and will provide and maintain, at their own cost and expense, full workmen's compensation insurance in respect to such work as well as any other insurance as may then be required by law, and certificates of any such policies shall be delivered to Lessor on demand.

          F. During such construction, Lessor may inspect the excavation and the building in the course of its construction and on its completion and all work and materials thereof, and Lessee will permit Lessor to examine the plans, especially drawings and specifications relating thereto or, in the alternative, shall furnish Lessor with copies of same. Lessor shall have the right to object to any deviation from such plans and specifications as so approved, and upon receipt of any such notice, Lessee shall take such steps as shall be necessary to correct such deviation.

          G. Lessee shall procure all necessary permits for the construction of new improvements.

     Section 15.03 Any alterations, additions or improvements made by Lessee upon, above or below the Demised Premises, except, equipment, trade fixtures and machinery which may be removed by the Lessee without damaging the buildings, structures and improvements situated on the Demised Premises, shall at once when made become the property of the Lessor and shall remain upon and be surrendered with the Demised Premises upon termination of this Lease.

                               ARTICLE XVI.

                                   SIGNS

     Section 16.01 Lessee must obtain Lessor's prior written approval, which approval shall not be unreasonably withheld, prior to placing any signs in or on the Demised Premises, regardless of the size or value of such sign(s).

                               ARTICLE XVII.

                                   LIENS

     Section 17.01 Lessee shall have no power to perform any act or to make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Lessor or of any interest of Lessor in the Demised Premises or in the buildings and improvements on, below or above the Demised Premises or fixtures and machinery therein contained.

     Section 17.02 Lessee shall not suffer or permit any liens to stand against the Demised Premises or any buildings, structures and improvements on, below or above the Demised Premises or any part thereof by reason of any work, labor, services or materials done for or supplied to, or claimed to have been done for, or supplied to, Lessee or anyone holding the Demised Premises or the said buildings, structures and improvements or any part thereof through or under Lessee. If any such lien shall at any time be filed against the Demised Premises or the said buildings, structures and improvements, Lessor may, by written notice to Lessee, require Lessee to cause the same to be discharged of record within thirty (30) days after the date of such notice, by either payment, deposit or bond. If Lessee shall fail to discharge any such lien within such period and such failure shall continue for a period of fifteen (15) days after notice by Lessor, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, procure the discharge of the same either by paying the amount claimed to be due in court or bonding and/or Lessor shall be entitled, if Lessor so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowances. Any amount paid or deposited by Lessor for any of the aforesaid purposes, and all legal and other expenses of Lessor, including counsel fees, in defending any such action or in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the rate of eighteen (18%) percent per annum from the date of payment or deposit, shall become due and payable forthwith by Lessee to Lessor, or, at the option of the Lessor, shall be payable by Lessee to Lessor as additional rent in accordance with the provisions of this Lease.

     Section 17.03 Nothing in this Lease shall be deemed to be, or construed in any way as constituting, the consent or request of Lessor, expressed or implied, by inference or otherwise, to any person, firm or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration or repair of or to the Demised Premises or to the buildings and improvements on and above the Demised Premises or any part thereof, nor as giving Lessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials which might in any way give rise to the right to file any lien against Lessor's interest in the Demised Premises or in the buildings and improvements on or above the Demised Premises. Lessor shall have the right to post and keep posted at all reasonable times on the Demised Premises and on the buildings and improvements on or above the Demised Premises any notices which Lessor shall be required so to post for the protection of Lessor and of the Demised Premises and of such buildings, structures and improvements thereon from any such lien.

                              ARTICLE XVIII.

                         EXCULPATORY AND INDEMNITY

     Section 18.01 Lessee is and shall be in exclusive control and possession of the Demised Premises and of the buildings, structures and improvements on or above the Demised Premises as provided herein, and Lessor shall not in any event whatsoever be liable for any injury or damage to any property or to any person happening on, in or about the Demised Premises or the appurtenances thereto, including the buildings and improvements, nor for any injury or damage to the Demised Premises or the said buildings and improvements, nor to any property, whether belonging to Lessee or any other person, caused by fire, breakage, leakage, defect or bad condition in any part or portion of the Demised Premises or of the buildings, structures and improvements on or above the Demised Premises, or from steam, gas, electricity, water, rain or snow that may leak into, issue or flow from any part of the said Demised Premises from the drains, pipes or plumbing work of the same, or from street, subsurface or any other place, or due to the use, misuse or abuse of all or any of the elevators, hatches, openings, installations, stairways or hallways of any kind whatsoever which may exist or hereafter be erected or constructed on or above the Demised Premises, or from any kind of injury which may arise from any other cause whatsoever on the said Demised Premises, including defects in construction of any building, latent or otherwise. The provisions hereof permitting Lessor to enter and inspect the Demised Premises and the buildings, structures and improvements on, below or above the Demised Premises are made for the purpose of enabling Lessor to become informed as to whether Lessee is complying with the agreements, terms, covenants and conditions hereof, and to do such acts as Lessee shall fail to do.

     Section 18.02 The parties shall indemnify and hold each other harmless from and against all liability, judgments, claims, demands, suits, actions, losses, penalties, fines, damages, costs and expenses including attorneys' fees of any kind of nature whatsoever, due to or arising out of or from:

          A. Any breach, violation or non-performance of any covenant, condition, provision or agreement in this Lease set forth and contained on the part of Lessee to be fulfilled, kept, observed and performed, and

          B. Claims of every kind or nature, arising out of the use and occupation of the Demised Premises or of the buildings, structures and improvements below, on or above the Demised Premises by Lessee, including, without limitation, any damage to property occasioned or arising out of the use and occupation thereof by Lessee or by any sublessee, subtenant or assignee of Lessee, any injury to any person or persons, including death resulting at any time therefrom, occurring in or about the Demised Premises or the buildings, structures and improvements on, below or above the Demised Premises or the sidewalks in front of the same or adjacent thereto.

     Section 18.03 Nothing contained in this article shall be deemed to exculpate Lessor and Lessor's employees from damages arising out of their own negligent conduct.

                               ARTICLE XIX.

                       LESSOR'S RIGHT OF INSPECTION

     Section 19.01 Lessee has inspected the Demised Premises and accepts the condition of same as it exists as of the date of move-in, subject to repairs and replacements of which Lessee shall notify Lessor within thirty
(30) days thereafter and subject to latent defects. Lessor hereby assigns Lessee all construction warranties with respect to the Demised Premises and all causes of action for defects in workmanship.

     Section 19.02 Lessee shall permit Lessor or its or their agents to enter the Demised Premises and the buildings, structures and improvements on, below or above the Demised Premises upon twenty-four hours written notice for the purpose of inspection thereof, or of making repairs that Lessee has neglected or refused to make in accordance with the agreements, terms, covenants and conditions hereof, and also for the purpose of showing the same to persons wishing to purchase or make a mortgage loan thereon, and at any time within six (6) months prior to the expiration of the Demised Term or any Extension to persons wishing to rent the whole or part of the Demised Premises. Lessor shall make reasonable efforts to avoid interference with Lessee's business activities on the Demised Premises during such inspections.

                                ARTICLE XX.

                          DAMAGE AND DESTRUCTION

     Section 20.01 Lessee shall notify the Lessor of the exact cause, nature and extent of any damage immediately upon the occurrence of such damage to any part of the Demised Premises. Lessee shall further notify Lessor within twenty (20) days of the occurrence of such damage if it desires not to repair, replace or rebuild the Demised Premises as necessary to restore the same to their condition prior to such damage. Upon receipt of such notice, Lessor may elect to either terminate the Lease and retain all insurance proceeds or require Lessee to repair, replace or rebuild. Unless Lessor elects to terminate the Lease within forty-five (45) days of Lessor's receipt of Lessee's notice regarding the occurrence of damage, Lessee shall promptly repair, replace and rebuild the Demised Premises to the condition prior to such damage. If Lessee repairs, replaces or rebuilds the Demised Premises, Lessee shall be entitled to the net insurance proceeds, if any, received by Lessor with respect to such damage (other than rent insurance) and Lessee shall pay any costs in excess of the net insurance proceeds which are incurred to restore the Demised Premises to their condition prior to such damage. If the Lessor elects to terminate the Lease, the Lease shall be deemed to have expired on the date of notice of loss, and all insurance proceeds, plus the amount of any deductible under the insurance policies, shall be paid to and retained by the Lessor. There shall be no abatement of Rent unless and to the extent that Lessor receives rent insurance proceeds from the insurance purchased by Lessee. In no event shall Lessor be required to make any repairs, replacements, or rebuild any portion of the Demised Premises.

                               ARTICLE XXI.

                               CONDEMNATION

     Section 21.01 If all or any substantial part of the Demised Premises or of the buildings constructed thereon, the absence of which materially prevents Lessee's use of the Demised Premises shall be lawfully taken or condemned (or conveyed under threat of such taking or condemnation) for any public or quasi-public use or purpose, this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. Lessee hereby assigns to Lessor Lessee's interest, if any, in the award except that Lessee shall be entitled to receive compensation for its personalty, the unamortized value of its improvements, moving expenses and the loss of the leasehold interest. Rent shall be apportioned as of the date of termination. If any part of the Demised Premises, not constituting a substantial part thereof and the taking of which does not materially prevent Lessee's use of the Demised Premises, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), Lessee shall make such repairs and reconstruction as is necessary to return the Demised Premises, as early as possible, to their condition prior to the taking or conveyance, such that Lessee may continue to use the Demised Premises. Lessee shall be reimbursed for any repair and restoration expenses to the extent that Lessor receives an award and Lessor's mortgagee consents to release the funds. Rent shall be recomputed equitably to reflect Lessee's loss of use of any portion of the buildings on the Demised Premises.

     Section 21.02 No money or other consideration shall be payable by Lessor to Lessee for the termination and, except as set forth above, Lessor shall have no right to share in any condemnation award, or in any judgment for damages, or in any proceeds of any sale made under any threat of condemnation of taking. Nothing in this Section shall prevent Lessee from making and pursuing a claim against the condemning authority in its own right in the event of a total taking of the Demised Premises, provided that such award does not diminish Lessor's award.

                               ARTICLE XXII.

                           NO ABATEMENT OF RENT

     Section 22.01 Except as otherwise specifically provided in this Lease, no abatement, setoff diminution or reduction of rent, charges or other compensation shall be claimed by or allowed to Lessee, or any person claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to any buildings or improvements now on or above or which may hereafter be erected on or above the Demised Premises, by virtue or because of any present or future governmental laws or ordinances.

     Section 22.02 If any adjoining building or structure encroaches upon the Demised Premises, no claim or demand or objection of any kind shall be made by Lessee against Lessor by reason of such encroachments; and no claim for abatement of rent and of other charges which may become due under this Lease shall be made by reason of such encroachments or acts of or in connection with the removal thereof, and the rights, liabilities and obligations of the parties hereto shall be the same as if there were no encroachments and in any legal proceedings relating thereto the Demised Premises may properly and without prejudice be described according to the description hereinbefore contained without reference to any such encroachments. Lessor agrees to cooperate with Lessee in any proceedings brought by Lessee to prevent or remove such encroachments, provided such cooperation shall not cause Lessor to incur any expense therein.

     Section 22.03 Notwithstanding any other provision of this Lease Agreement, the obligation of Lessee to pay rent hereunder shall cease upon termination; except that in the event of termination for cause by Lessor, the obligation of Lessee to pay rent shall continue according to the terms hereof, and Lessor shall have the obligation to mitigate Lessee's said obligation by making reasonable efforts to release.

                              ARTICLE XXIII.

                         ASSIGNMENT AND SUBLETTING

     Section 23.01 The Lessee shall not, without the prior written consent of the Lessor, which consent shall not be unreasonably withheld, sell, assign, convey, exchange, or in any manner transfer this Lease, or any interest therein, or the term or estate of the Lessee hereunder, in whole or in part, or rent, sublet, sublease or under-let the Demised Premises or the buildings or improvements thereon or any portion thereof.

     Section 23.02 If the Demised Premises or any part thereof be sublet or occupied by anyone other than Lessee, Lessor may, after default by Lessee, collect rent from the purchaser, assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such subletting, occupancy or collection shall be deemed a waiver of this covenant, or acceptance of the purchaser, assignee, subtenant or occupant as tenant, or a release of Lessee from the further performance by Lessee of the terms, covenants and conditions of this Lease on the part of Lessee to be performed.

     Section 23.03 Notwithstanding the foregoing, Lessee may assign and sublet the Demised Premises, or any portion thereof, without Lessor's consent to any entity which controls, is controlled by or is under common control with Lessee, or any corporation resulting from the merger or consolidation of Lessee, or, subject to Lessor's consent which consent will not be unreasonably withheld, to any person or entity which acquires all of the assets of Lessee as a going concern of the business that is being conducted on the Demised Premises provided said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect, release, or limit the liability of Lessee under the terms of this Lease.

                               ARTICLE XXIV.

                               LESSOR'S LIEN

     Section 24.01 This Lease and the rights of Lessee shall be and are hereby made subject and subordinate to the lien of any mortgages, deeds of trust, assignments of rents, and security interests now or hereafter existing against the Demised Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof and to all advances made now or in the future Although the subordination shall be self-operating, Lessee or its successors-in- interest, shall upon Lessor's request, execute and delivery any and all instruments reasonably desired by Lessor, subordinating, in the manner reasonably requested by Lessor, this Lease to any mortgage or deed of trust; provided Lessor simultaneously provides a nondisturbance agreement executed by any such lender in a form reasonably acceptable to Lessee. If Lessee unreasonably fails to execute such instruments within fifteen (15) business days of Lessor's delivery of such instruments and nondisturbance agreement to Lessee, then Lessee shall be deemed to be in default pursuant to this Lease.

     Section 24.02 Should any mortgage or deed of trust affecting the Demised Premises be foreclosed, then (i) the liability of the mortgagee, beneficiary or purchaser at the foreclosure sale to Lessee shall exist only so long as the mortgagee beneficiary, or purchaser is the owner of the Demised Premises and the liability shall not continue or survive after further transfer of ownership; and (ii) Lessee shall be deemed to have attorned, as Lessee under this Lease, to the purchaser at any foreclosure sale and this Lease shall continue in force and effect as a direct lease between and binding upon Lessee and the purchaser and any foreclosure sale. As used herein, "mortgagee" and "beneficiary" shall include successors and assigns of any such party, whether immediate or remote, the purchaser of any mortgage or deed of trust, whether at foreclosure or otherwise, and the successors, assigns and mortgagees and beneficiaries of such purchaser, whether immediate or remote.

     Section 24.03 In the event of any act or omission by Lessor under this Lease which would give Lessee the right to terminate this Lease or to claim a partial or total eviction, Lessee will not exercise any such right until:

          A. it has given thirty (30) days written notice (by United States certified or registered mail, postage prepaid) of such act or omission to Lessor and to the holder of any mortgage or deed trust on the Property (whose names and addresses Lessor agrees will be furnished to Lessee on request) and Lessor has failed to cure such act or omission within such thirty (30) day period; and

          B. any holder of any mortgage or deed of trust on the Demised Premises shall, following the giving of such notice, have failed with reasonable diligence to commence and to pursue reasonable action to remedy the act or omission.

                               ARTICLE XXV.

                                 DEFAULTS

     Section 25.01 Any one or more of the following events shall constitute events of default hereunder:

          A. If Lessee shall totally desert or completely abandon the Demised Premises or the buildings, structures and improvements above the Demised Premises and such desertion or abandonment shall continue for a period of thirty (30) days; or

          B. If Lessee shall default in making payment to Lessor of any rent, adjusted rent, additional rent or any money advanced by Lessor and collectible as additional rent, as and when the same shall become due and payable, after being given written notice thereof, and such default in payment shall continue for a period of five (5) days after receipt of such notice; or

          C. If Lessee shall fail to pay any charge, rent, governmental imposition, or any other charge or lien against the Demised Premises or the buildings and improvements above the Demised Premises which Lessee is required to pay at least ten (10) days prior to the expiration of any grace period allowed by law or by the governmental authority imposing the same and such default shall continue for a period of ten (10) days after notice by Lessor; or

          D. If Lessee shall default in complying with any other agreement, term, covenant or condition of this Lease and such default in compliance shall continue for a period of twenty-five (25) days after notice by Lessor specifying the claimed default, and Lessee shall not, in good faith, have commenced, within said twenty-five (25) day period, to remedy such default and diligently and continuously proceed therewith; or

          E. If this Lease or the estate of Lessee hereunder shall be transferred, assigned or subleased in its entirety to any person or party and Lessee shall fail to remedy or correct same within ten (10) days after notice by Lessor; or

          F. If Lessee shall be adjudicated a bankrupt, or if a petition or complaint in bankruptcy, either voluntarily or involuntarily be filed by or with respect to Lessee, under any state or federal bankruptcy or creditors act, and such proceeding has not been dismissed within sixty
(60) days after the institution thereof, or if the Lessee shall make an assignment for the benefit of its creditors, or if a trustee, receiver, conservator, or creditors committee should be formed to administer, conserve, operate or merge the assets of Lessee or any portion thereof and such trustee, receiver, conservator or creditor committee is not dismissed, discharged or disbanded within sixty (60) days after the appointment or formation thereof.

                               ARTICLE XXVI.

                             LESSOR'S REMEDIES

     Section 26.01 Upon the occurrence of any one or more of the events of default, as defined in the preceding article, and at any time during the continuance of such event of default, Lessor shall serve a written ten
(10) day notice of cancellation and termination of this Lease, and, if the default is not cured, upon the expiration of said ten (10) days, this Lease and the term hereunder shall end and expire as fully and completely as if the date of expiration of such ten (10) day period were the day herein definitely fixed for the end and expiration of this Lease and the Demised Term, and Lessee shall then quit and surrender to Lessor the Demised Premises and the buildings and improvements on or above the Demised Premises and each and every part thereof, and Lessor may enter into or possess the Demised Premises and such buildings and improvements and each and every part thereof in accordance with applicable law.

     In the event this Lease is terminated pursuant to the foregoing, all of the right, title and estate and interest of the Lessee in and to the Demised Premises shall automatically pass to, vest in and belong to the Lessor, upon compliance with applicable law and without cost or charge to Lessor, free of any claim thereto by Lessee.

     Section 26.02 Upon the occurrence of any one or more of the events of default as defined in the preceding article, and at any time during the continuance of such events of default, Lessor may, but shall not be obligated to, upon a written five (5) day notice to Lessee, or without notice if in Lessor's opinion an emergency exists, and without terminating this Lease, do and perform such acts and make such payments as may be necessary to cure such default, all for the account and at the expense of Lessee. If Lessor shall incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, or defending any action or proceeding instituted by reason of any default by Lessee, Lessee shall reimburse Lessor for the amount of such expense. Should Lessee, pursuant to this Lease, become obligated to reimburse or otherwise pay Lessor one or more sums of money in addition to the specific rent, the amount thereof shall be deemed further additional rental and may, at the option of the Lessor, be added to any subsequent installment of the specific rent due and payable under this Lease, in which event Lessor shall have the additional remedies for default in the payment thereof provided by this article. The provisions of this section shall survive the termination of this Lease.

     Section 26.03 Upon the occurrence of any one or more of the events of default, as defined in the preceding article, and at any time during the continuance of such events of default, and upon compliance with all applicable laws, Lessor shall have the right of injunction to restrain the same and the right to invoke any remedy allowed by law or in equity, as if specific remedies, indemnity or reimbursement were not herein provided.

     Section 26.04 In the event of any termination of this Lease, whether by expiration, forfeiture, cancellation, surrender or by operation of law or by issuance of a final court order, and upon full compliance with applicable law, Lessor may re-enter the Demised Premises and enter the buildings and improvements on or above the Demised Premises and remove therefrom Lessee, its agents, employees, licensees and any sublessees, persons, firms or corporations and all of their respective property, using such force for that purpose as may be necessary without being liable for prosecution or damages therefor, and thereupon Lessor shall be entitled to retain possession of the Demised Premises and the buildings and improvements on or above the Demised Premises with all additions, alterations and improvements thereon, fixtures and appurtenances thereto, free from any estate or interest of Lessee therein.

     Section 26.05 No receipt of moneys by Lessor from Lessee after the termination hereof in any lawful manner shall reinstate, continue or extend the term, or affect any notice theretofore given to Lessee, or operate as a waiver of the right of Lessor to enforce the payment of any rent and additional rent then due or thereafter falling due, or operate as a waiver of the right of Lessor to recover possession of the Demised Premises by proper suit, action, proceedings or other remedy; it being agreed that after the service of notice of termination as herein provided and the expiration of the time therein specified, after the commencement of any suit, action, proceedings or other remedy, or after a final order or judgment for possession of the Demised Premises, Lessor may demand, receive and collect any moneys due, or thereafter falling due, without in any manner affecting such notice, suit, action, proceedings, order or judgment; and any and all such moneys so collected shall be deemed to be payments on account of the use and occupation of the Demised Premises, or, at the election of Lessor, on account of Lessee's liability hereunder.

     Section 26.06 In case of any such termination, re-entry, or dispossession by summary proceedings or otherwise, the rent, and all other charges required to be paid by Lessee hereunder, shall thereupon become due and payable up to the time of such termination, reentry or dispossession and Lessee shall also pay to Lessor all expenses which Lessor may then or thereafter incur for legal expenses, reasonable attorneys' fees, brokerage commissions, and all other costs paid or incurred by Lessor for restoring the Demised Premises and the buildings, structures and improvements thereon to good order and condition and for altering and otherwise preparing the same for reletting. Lessor may, at any time and from time to time, relet the Demised Premises, in whole or in part, either in its own name or as agent of Lessee, for a term or terms which, at Lessor's option, may be for the remainder of the then current term of this Lease, or for any longer or shorter period, and (unless the statute or rule of law which governs or shall govern the proceeding in which such damages are to be proved, limits or shall limit the amount of such claim capable of being so proved and allowed, in which case Lessor shall be entitled to prove as and for liquidated damages and have allowed an amount equal to the maximum allowed by or under any such statute or rule of law), and Lessee shall be obligated to and shall pay to Lessor as damages, upon demand, and Lessor shall be entitled to recover of and from Lessee, at the election of Lessor, either:

          A. Damages in an amount which, at the time of such termination, reentry or dispossession by Lessor, as the case may be, is equal to the excess, if any, of the then present value of the installments of rent, reserved hereunder, for the period which would otherwise have constituted the unexpired portion of the Demised Term, over the then present value of the net rental value of the Demised Premises for such unexpired portion of the Demised Term.

          B. Damages (payable in monthly installments, in advance, on the first day of each calendar month following such termination, reentry or dispossession, and continuing until the date originally fixed herein for the expiration of the Demised Term) in an amount or amounts equal to the excess, if any, of the sum of the aggregate expenses paid by Lessor during the month immediately preceding such calendar month for all such items as by the terms of this Lease are required to be paid by Lessee, plus an amount equal to the amount of the installments of rent which would have been payable by Lessee hereunder in respect of such calendar month, had this Lease and the Demised Term not been so terminated, or had Lessor not so reentered, in excess of the rents, if any, collected by or accruing to Lessor in respect of such calendar month pursuant to either such reletting or from any existing subleases; and any suit or action brought to collect the amount of the deficiency for any calendar month shall not prejudice in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar proceeding.

     Section 26.07 In the event of any termination of this Lease, whether by expiration, forfeiture, cancellation, surrender, or by operation of law or any issuance of a final court order, Lessor, at its option, may make such alterations, repairs and/or decorations in the Demised Premises as in its reasonable judgment Lessor considers advisable and necessary, and the making of such alterations, repairs and/or decorations shall not operate or be construed to release Lessee from liability hereunder. Costs for reletting and remodeling shall be deemed to be an expense of reletting and shall be charged to Lessee. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing herein contained shall be deemed to require Lessor to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of this Lease, or under any provision of law, or had Lessor not reentered into or upon the Demised Premises.

     Section 26.08 The rights and remedies given to Lessor in this Lease are distinct, separate and cumulative, and no one of them, whether or not exercised by Lessor, shall be deemed to be in exclusion of any of the others herein or by law or in equity; provided, and nothing herein contained shall, however, limit or prejudice the right of Lessor to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any other statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

                              ARTICLE XXVII.

                                 NO WAIVER

     Section 27.01 Waiver by Lessor of any breach by Lessee of any covenant or condition herein contained or failure by the Lessor to exercise any right or remedy in respect of any such breach shall not constitute a waiver or relinquishment for the future of any such covenant or condition or of any subsequent breach of any such covenant or condition nor bar any right or remedy of Lessor in respect of any such subsequent breach, nor shall the receipt of any rent (regardless of any endorsement on any check or any statement in any letter accompanying any payment of rent) by Lessor, or of any portion thereof, operate as an accord and satisfaction or a waiver of the right of Lessor to enforce the payment of rent due or as a bar to the termination of this Lease and the recovery of the Demised Premises because of default in the payment of said rents previously due, by any appropriate remedy Lessor may select.

                              ARTICLE XXVIII.

                                  NOTICES

     Section 28.01 Whenever it is provided herein that notice, demand, request or other communication shall or may be given to, or served upon, either of the parties by the other, and whenever either of the parties shall desire to give or serve upon the other any notice, demand, request or other communication with respect hereto or the Demised Premises, each such notice, demand, request or other communication shall be in writing and, any law or statute to the contrary notwithstanding, shall not be effective for any purpose unless the same shall be given or served by personal delivery or by mailing the same by registered or certified mail, postage prepaid, return receipt requested, addressed to the receiving party at the address set forth below, or at such other address as the receiving party may from time to time designate by notice given to the sending party as herein provided.

To Lessor:          Five K Investments
                    11445 W. I70 Frontage Road North
                    Wheat Ridge, Colorado 80033

To Lessee:          Vari-L Company, Inc.
                    11900 E. 49th Ave.
                    Denver, Colorado 80239

     Every such notice, demand, request or other communication hereunder shall be deemed to have been given or served for all purposes hereunder upon receipt if personally delivered or five (5) days after receipt or refusal if served by mail.

                               ARTICLE XXIX.

               QUIET ENJOYMENT AND OTHER COVENANTS OF LESSOR

     Section 29.01 Lessor covenants that it holds title to the Demised Premises, that it has the right to lease the Demised Premises, that Lessee, on paying the rent reserved and on performing all the terms, covenants and conditions hereof on the part of Lessee to be performed and not being in default under any of the terms of this Lease, shall at all times during the Demised Term peacefully and quietly have, hold and enjoy the Demised Premises.

                               ARTICLE XXX.

                      ATTORNMENT AND NON-DISTURBANCE

     Section 30.01 Lessee accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Demised Premises and the buildings and improvements situated thereon. Lessee shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. However, Lessor shall obtain from the holder of any such mortgage a non-disturbance agreement by the terms of which said mortgage holder or its successors or assigns shall recognize the rights of Lessee, provided that Lessee is not in default at such time, and Lessee agrees to attorn to said mortgage holder.

                               ARTICLE XXXI.

                       COVENANT TO YIELD POSSESSION

     Section 31.01 Except as herein otherwise provided, Lessee shall on the last day of the term, or upon the sooner termination of the term, peaceably and quietly surrender and deliver up to Lessor the Demised Premises and the buildings, structures and improvements on or above the Demised Premises, broom-clean and free of Lessee's property, in as good condition as they were on the first day of the term, ordinary wear and tear excepted. Provided Lessee is not in default, it shall have the right to remove all of its trade fixtures, equipment, machinery and other personal property, if such removal can be accomplished without damage to the Demised Premises and the buildings and improvements situated thereon. In the event the Lessee does not remove any of its own fixtures, equipment or personal property prior to the last day of the term of this Lease, the Lessor may, at its option, require the Lessee to remove any such fixtures and equipment and restore the Demised Premises to the condition as existed at the commencement of the Lease, or retain the same. Lessee hereby waives any notice now or hereafter required by law with respect to vacating the Demised Premises at any such termination date.

                              ARTICLE XXXII.

                           ESTOPPEL CERTIFICATES

     Section 32.01 Lessee shall, without charge, at any time and from time to time, within ten (10) days after request by Lessor, deliver a written instrument to Lessor or any other person, firm or corporation specified by Lessor, duly executed and acknowledged, certifying:

          A. That the Lease is unmodified and in full force and effect, or if there has been a modification, that the same is in full force and effect as so modified, and identifying any such modification;

          B. Whether or not there are then existing any setoffs or defenses in favor of Lessee against the enforcement of any of the terms, covenants and conditions of this Lease by Lessor, and if so, specifying the same, and also whether or not Lessor has observed and performed all of the terms, covenants and conditions on the part of Lessor to be observed and performed, and if not, specifying same; and

          C. The dates to which annual rent, participation rental, additional rental and all other charges hereunder have been paid.

     Section 32.02 Lessor shall, without charge, and at any time and from time to time, within ten (10) days after request by Lessee, deliver a written instrument to Lessee or any other person, firm or corporation specified by Lessee, duly executed and acknowledged, certifying:

          A. As to the same facts as set forth in this article as may be requested by Lessee; and

          B. Whether or not there are then any existing setoffs or defenses in favor of Lessor against the enforcement of any of the terms, covenants and conditions of this Lease by Lessee, and if so, specifying the same, and also whether or not Lessee has observed and performed all of the terms, covenants and conditions on the part of Lessee to be observed and performed, and if not, specifying same.

                              ARTICLE XXXIII.

                            PARTIAL INVALIDITY

     Section 33.01 If any term or provision of this Lease or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                              ARTICLE XXXIV.

                              CONTROLLING LAW

     Section 34.01 This Lease shall be governed by and construed in accordance with the local laws of the State of Colorado.

                               ARTICLE XXXV.

                                 CAPTIONS

     Section 35.01 The captions and headings in this Lease are inserted only as a matter of convenience and for reference, and they in no way define, limit or describe the scope of this Lease or the intent of any provision thereof.

                              ARTICLE XXXVI.

                     SHORT FORM LEASE AND COUNTERPARTS

     Section 36.01 The parties hereto may, subsequent to the execution and delivery hereof, execute, acknowledge and deliver a short form memorandum of lease for the purpose of recording, but the parties further agree that the terms, covenants and conditions of this Lease shall control.

     Section 36.02 The parties hereto have simultaneously executed, acknowledged and delivered this Lease in duplicate counterparts. Each of such counterparts is in all respects similar and is to be deemed complete in itself and any one of which may be introduced in evidence or used for any purpose without the introduction of any counterparts thereof.

                              ARTICLE XXXVII.

                          SUCCESSORS AND ASSIGNS

     Section 37.01 All of the terms, covenants and conditions herein contained shall inure to the benefit of and be binding upon the Lessor, its successors and assigns, and the Lessee, its successors and assigns, and those who at any time shall be the owners of the land or of the leasehold estate hereby created, respectively, or of the buildings and improvements on, below or above the Demised Premises; provided, however, that no transfer by or through the Lessee of any interest under this Lease, whether by act of Lessee, operation of law or otherwise in violation of any of the provisions hereof shall confer any rights upon such transferee.

                             ARTICLE XXXVIII.

                              ATTORNEYS' FEES

     Section 38.01 In the event any litigation or arbitration between the Lessor and Lessee to enforce any provision of this Lease, the successful party shall be entitled to an award of its reasonable attorneys' fees from the unsuccessful party.

                               ARTICLE XXXIX

                        MODIFICATIONS OR EXTENSIONS

     Section 39.01 No modification or extension of this Lease shall be binding unless in writing and signed by the parties hereto and endorsed hereon and attached hereto.

                                ARTICLE XL

                          CONSENTS AND APPROVALS

     Wherever in this Lease the consent or approval of Lessor or Lessee is required to be obtained, such consent or approval shall not be unreasonably withheld or delayed, and if such consent is denied, the party withholding consent shall simultaneously notify the other party of the reasons for the denial and alternative actions, if any, which may be undertaken to secure the required consent.

                                ARTICLE XLI

                      MEMORANDUM OF LEASE - RECORDING

     The parties hereto agree this Lease shall not be recorded unless required by a lender.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in duplicate as of the date and year first above written.

                                    LESSOR:


                                    By:/s/Harold Kunz
                                        General Partner

                                    LESSEE:


                                    By: /s/ David Sherman
                                        David Sherman, President

ATTEST:



/s/Jon L. Clark
Secretary


                              ACKNOWLEDGMENTS


STATE OF COLORADO                )
                                 )  ss.
CITY AND COUNTY OF DENVER        )

     The foregoing instrument was acknowledged before me this 12th day of March, 1997, by David Sherman, as President, and Jon L. Clark, as
Secretary of Vari-L Company, Inc., Lessee.

     Witness my hand and official seal.

     My commission expires:.6/20/98


                                   /s/Colleen Conger
                                   Notary Public

( S E A L )

                              ACKNOWLEDGMENTS



STATE OF COLORADO                )
                                 )  ss.
CITY AND COUNTY OF DENVER        )

     The foregoing instrument was acknowledged before me this 13th day of March, 1997, by Harold Kunz as General Partner of Five K Investments, Lessor.

     Witness my hand and official seal.

     My commission expires:.12/9/97



                                   /s/D.J. Hayes
                                   Notary Public